UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2017

General Electric Company
(Exact name of registrant as specified in its charter)
New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Farnsworth Street, Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 10, 2017, General Electric Company (the “Company”) entered into an underwriting agreement by and among the Company and BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank PLC, J.P. Morgan Securities plc, Merrill Lynch International, Barclays Bank PLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. International plc, Commerzbank Aktiengesellschaft, Crédit Agricole Corporate and Investment Bank, Credit Suisse Securities (Europe) Limited, ING Bank N.V., Belgian Branch, Mizuho International plc, MUFG Securities EMEA plc, RBC Europe Limited, SMBC Nikko Capital Markets Limited, Société Générale, Standard Chartered Bank, UniCredit Bank AG and Wells Fargo Securities International Limited (the “Underwriting Agreement”), with respect to the issuance and sale of €1,750,000,000 aggregate principal amount of 0.375% Notes due 2022 (the “2022 Notes”), €2,000,000,000 aggregate principal amount of 0.875% Notes due 2025 (the “2025 Notes”), €2,250,000,000 aggregate principal amount of 1.500% Notes due 2029 (the “2029 Notes”) and €2,000,000,000 aggregate principal amount of 2.125% Notes due 2037 (the “2037 Notes” and together with the 2022 Notes, the 2025 Notes and the 2029 Notes, the “notes”). The notes were registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-209821) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on February 29, 2016, as supplemented by a preliminary prospectus supplement, filed with the SEC on May 10, 2017, and a final prospectus supplement, filed with the SEC on May 12, 2017. The above description of the Underwriting Agreement is a summary only and is qualified in its entirety by reference to the Underwriting Agreement which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 10, 2017, by and among the Company and BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank PLC, J.P. Morgan Securities plc, Merrill Lynch International, Barclays Bank PLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. International plc, Commerzbank Aktiengesellschaft, Crédit Agricole Corporate and Investment Bank, Credit Suisse Securities (Europe) Limited, ING Bank N.V., Belgian Branch, Mizuho International plc, MUFG Securities EMEA plc, RBC Europe Limited, SMBC Nikko Capital Markets Limited, Société Générale, Standard Chartered Bank, UniCredit Bank AG and Wells Fargo Securities International Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL ELECTRIC COMPANY
(Registrant)

	By:	/s/ Christoph Pereira
Christoph Pereira Vice President, Chief Corporate, Securities & Finance Counsel

Date: May 16, 2017

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 10, 2017, by and among the Company and BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank PLC, J.P. Morgan Securities plc, Merrill Lynch International, Barclays Bank PLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. International plc, Commerzbank Aktiengesellschaft, Crédit Agricole Corporate and Investment Bank, Credit Suisse Securities (Europe) Limited, ING Bank N.V., Belgian Branch, Mizuho International plc, MUFG Securities EMEA plc, RBC Europe Limited, SMBC Nikko Capital Markets Limited, Société Générale, Standard Chartered Bank, UniCredit Bank AG and Wells Fargo Securities International Limited